SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. _____)

Filed by the Registrant     /X/
Filed by a Party other than the Registrant   /_/


Check the appropriate box:

/_/   Preliminary Proxy Statement                  /_/    Confidential, For Use of the Commission
                                                          Only (as permitted by Rule 14a-6(e)(2))
/X/   Definitive Proxy Statement
/_/   Definitive Additional Materials
/_/   Soliciting Material Pursuant to Rule 14a-12

                         PAX WORLD HIGH YIELD FUND, INC.
                (Name of Registrant as Specified In Its Charter)


         ---------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

       /X/  No fee required
       /_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1) Title of each class of securities to which transaction applies:

                 ----------------------------------------------------

            (2) Aggregate number of securities to which transaction
                applies:

                 ----------------------------------------------------

            (3) Per unit price or other underlying value of
                transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                 ----------------------------------------------------

            (4) Proposed maximum aggregate value of transaction:

                 ----------------------------------------------------

            (5) Total fee paid:

                 ----------------------------------------------------

       /_/  Fee paid previously with preliminary materials:

       /_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1) Amount previously paid:

            ----------------------------------------------------

            (2) Form, Schedule or Registration no.:

            ----------------------------------------------------

            (3) Filing party:

            ----------------------------------------------------

            (4) Date filed:

            ----------------------------------------------------

                                [PAX WORLD LOGO]









                         PAX WORLD HIGH YIELD FUND, INC.

                                 --------------

                               PROXY STATEMENT AND
                           NOTICE OF ANNUAL MEETING OF
                                  SHAREHOLDERS

                                 --------------

                             THURSDAY, JUNE 10, 2004

                                TABLE OF CONTENTS

                                                                                              PAGE
                                                                                              ----
President's Letter..........................................................................    1

Notice of Annual Meeting....................................................................    2

Proxy Statement.............................................................................    3

Proposal 1 -      To Elect a Board of Six Directors.........................................    3

Proposal 2 -      To Ratify the Selection of Ernst & Young LLP as Independent Public
                  Accountants of the Fund..................................................     7

Other Business..............................................................................    8

Expenses of Proxy Solicitation..............................................................    9

Shareholder Proposals.......................................................................    9

Security Ownership of Certain Beneficial Owners and Management..............................    9

Householding of Annual Reports..............................................................    9

Additional Information......................................................................    9

                         PAX WORLD HIGH YIELD FUND, INC.
                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853

To the Pax World High Yield Fund Shareholders:


         As an investor in the Pax World High Yield Fund, Inc. (the "Fund"), you are cordially invited to attend the annual meeting (the "Meeting") of shareholders of the Fund (the "Shareholders") to be held at 12:00 p.m. on Thursday, June 10, 2004 at the Sheraton Harborside Portsmouth Hotel and Conference Center, 250 Market Street, Portsmouth, NH 03801. The purpose of the Meeting is for the Shareholders:


         (1) to elect a Board of six Directors, each to hold office until the next Annual Meeting of Shareholders of the Fund or until a successor shall have been chosen and shall have qualified,


         (2) to ratify the selection of Ernst & Young LLP as the independent public accountants of the Fund for the year ending December 31, 2004, and


         (3) to transact such other business as may properly come before the Meeting.

         In this regard, enclosed are (1) a Notice of Meeting, (2) a Proxy Statement that describes the proposals that will be submitted to shareholders for approval at the Meeting, and (3) a Proxy.

         Although we look forward to seeing you at the Meeting, if you cannot attend the Meeting, we ask that you complete, sign, date and return the accompanying Proxy in the enclosed postage-paid envelope or vote by telephone or on the Internet as described in the enclosed pamphlet as soon as possible. These proposals are important and your vote is greatly appreciated.

                                                     Sincerely,

                                                     /s/ Thomas W. Grant

                                                     THOMAS W. GRANT
                                                     President


April 27, 2004
Portsmouth, NH

                         PAX WORLD HIGH YIELD FUND, INC.
                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 10, 2004

         Notice is hereby given that the annual meeting (the "Meeting") of the shareholders of Pax World High Yield Fund, Inc. (the "Fund") will be held at 12:00 p.m. on Thursday, June 10, 2004 at the Sheraton Harborside Portsmouth Hotel and Conference Center, 250 Market Street, Portsmouth, NH 03801 for the following purposes:

         (1) To elect a Board of six Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified;

         (2) To ratify the selection by the Board of Directors of Ernst & Young LLP as the independent public accountants of the Fund for the year ending December 31, 2004; and

         (3) To transact such other business as may properly come before such Meeting or any adjournment thereof.

         The close of business on April 16, 2004 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. Only shareholders of record at the close of business on such date are entitled to notice of, and to vote at, the Meeting and any adjournment or adjournments thereof.

                                   By Order of the Board of Directors

                                   /s/ Lee D. Unterman

                                   LEE D. UNTERMAN
                                   Secretary




April 27, 2004
Portsmouth, NH



            IF YOU CANNOT ATTEND THE MEETING, PLEASE COMPLETE, DATE,
             SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED
              POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR ON THE
                 INTERNET AS DESCRIBED IN THE ENCLOSED PAMPHLET.

                         PAX WORLD HIGH YIELD FUND, INC.
                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Pax World High Yield Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Shareholders to be held at 12:00 p.m. on Thursday, June 10, 2004 at the Sheraton Harborside Portsmouth Hotel and Conference Center, 250 Market Street, Portsmouth, NH 03801, and at any adjournment or adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying notice.


         Shareholders of record at the close of business on April 16, 2004, the record date, are entitled to notice of and to vote at the Meeting. As of such date, there were 6,002,757.223 shares of Common Stock of the Fund issued and outstanding, the holders of which are entitled to one vote per share on all matters brought before the Meeting. If you were a Shareholder as of said date, you will be entitled to vote at the Meeting and your presence is desired. IF, HOWEVER, YOU CANNOT BE PRESENT, THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY OR VOTE BY TELEPHONE OR ON THE INTERNET AS DESCRIBED IN THE ENCLOSED PAMPHLET IN ORDER TO INSURE A QUORUM AT THE MEETING.


         Representatives of Ernst & Young LLP, the Fund's independent public accountants, are expected to be present at the Meeting. They will have the opportunity to make a statement at the Meeting if they desire to do so and are expected to be available to respond to appropriate questions.

         The persons named in the accompanying proxy, if properly executed and returned and unless revoked, will vote the same for Proposals 1, 2 and 3 as indicated herein, unless the proxy contains contrary directions, in which case the proxy will be voted as directed. If a proxy is executed and returned without indicating any voting instructions, the shares of the Fund represented by the proxy will be voted FOR Proposals 1, 2 and 3. Any shareholder of the Fund giving a proxy prior to the Meeting may revoke it either by attending the Meeting and voting his or her shares in person or by delivering to the Fund at the above address prior to the date of the Meeting a letter of revocation or a later dated proxy. In the event that the number of shares of the Fund represented at the meeting of Shareholders on June 10, 2004 in person or by proxy is less than a majority of the number of shares of the Fund issued and outstanding on the record date, the persons named in the accompanying proxy will vote FOR an adjournment of such Meeting if a majority of the number of shares of the Fund represented in person or by proxy at such Meeting voted FOR any of the Proposals, and otherwise, will vote AGAINST an adjournment of such Meeting. Votes withheld from any nominee, abstentions, and broker "non-votes" will be counted as present or represented for purposes of determining the presence or absence of a quorum for the Meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on one or more proposals because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

         This Proxy Statement has been mailed on or about the date hereof pursuant to instructions from the executive offices of the Fund located in Portsmouth, New Hampshire and has been sent through its transfer agent, PFPC, Inc. The Fund's Annual Report for the fiscal year that ended December 31, 2003 has already been mailed to Shareholders. Shareholders who desire an additional copy of the Annual Report may obtain it without charge by writing to the Fund at 222 State Street, Portsmouth, NH 03801-3853, telephoning the Fund at 1-800-767-1729, visiting the Fund's web site at www.paxworld.com or visiting the Securities and Exchange Commission's web site at www.sec.gov for such purpose.

         As of the record date and to the knowledge of the Fund, no Shareholder, other than the Caroline and Sigmund Schott Foundation, owned beneficially more than 5% of the outstanding shares of Common Stock of the Fund.

         IF YOU CANNOT ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR ON THE INTERNET AS DESCRIBED IN THE ENCLOSED PAMPHLET AS PROMPTLY AS POSSIBLE.

PROPOSAL 1 -- TO ELECT A BOARD OF SIX DIRECTORS

         The purpose of this proposal is to elect a Board of Directors of the Fund. Pursuant to the provisions of the By-laws of the Fund, the Board of Directors has determined that the number of Directors shall be fixed at six. It is intended that the accompanying proxy will be voted for the election as Directors of the six nominees listed below, unless such authority has been withheld in the proxy, in which case the proxy will be voted as indicated thereon. In the election of Directors, those six nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.


         All of the nominees named below are currently Directors of the Fund and have served in that capacity continuously since originally elected or appointed. The nominees set forth in the first table below (Interested Nominees) are considered interested persons under the Investment Company Act of 1940, as amended, by virtue of their position or affiliation with Pax World Management Corp., the Fund's investment adviser (the "Adviser"), and/or H. G. Wellington & Co., Inc., the Fund's distributor and a brokerage firm that the Fund may use to execute brokerage transactions ("H. G. Wellington"). The nominees in the second table (Disinterested Nominees) are not considered interested persons and have no affiliation with the Adviser or H. G. Wellington. None of the directors or officers of the Fund are related to one another by blood, marriage or adoption, except that Laurence A. Shadek and James M. Shadek are brothers. If elected, each nominee will serve until the next Annual Meeting of Shareholders of the Fund or until their successor shall have been chosen and shall have qualified or as otherwise provided in the By-laws of the Fund.

--------------------------------------------------------------------------------------------------------------------
Interested Nominees
------------------------------------ ---------------------- -------------------------------------- -----------------
                                                                                                      Number of
                                       Position(s) Held                                             Portfolios in
                                      with the Pax World                                            the Pax World
                                        Funds; Term of        Principal Occupation(s) During Past    Fund Family
                                      Office(1) and Length   5 Years and Other Directorships Held   Overseen by the
       Name, Address and Age            of Time Served                 by the Nominee                  Nominee
------------------------------------ ---------------------- -------------------------------------- -----------------
Thomas W. Grant  (2)                 Vice Chairman of the   Mr. Grant is the Vice Chairman of             (3)
14 Wall Street                       Board of Directors     the Board and President of Pax World
New York, NY  10005;                 and President - Pax    Balanced Fund, Inc. (1996-present),
(62)                                 World Balanced Fund,   the President of Pax World Growth
                                     Inc.(1996-present);    Fund, Inc.(1997-present), Pax
                                                            World High Yield Fund, Inc.
                                     President; Director    (1998-present), Pax World Money
                                     - Pax World Growth     Market Fund, Inc. (1998-present),
                                     Fund, Inc.             Pax World Management Corp.
                                     (1997-present); and    (1996-present), and H. G. Wellington
                                                            & Co., Inc. (1991-present).  Mr.
                                     President; Director    Grant has been associated with H. G.
                                     - Pax World High       Wellington & Co., Inc. since 1991
                                     Yield Fund, Inc.       and served previously with the firm
                                     (1999-present).        of Fahnestock & Co. for twenty-six
                                                            years as a partner, managing
                                                            director and senior officer.  His
                                                            duties encompassed branch office
                                                            management, corporate finance,
                                                            syndications and municipal and
                                                            corporate bonds.  Mr. Grant is a
                                                            graduate of the University of North
                                                            Carolina (BA).
------------------------------------ ---------------------- -------------------------------------- -----------------
Laurence A. Shadek  (2)              Chairman of the        Mr. Shadek is the Chairman of the             (3)
14 Wall Street                       Board of Directors;    Board of Directors of Pax World
New York, NY  10005;                 Director - Pax World   Balanced Fund, Inc. (1996-present),
(54)                                 Balanced Fund, Inc.    Pax World Growth Fund, Inc.
                                     (1996-present);        (1997-present), and Pax World High
                                                            Yield Fund, Inc. (1999-present), an
                                     Chairman of the        Executive Vice President of Pax
                                     Board of Directors;    World Money Market Fund, Inc.
                                     Director - Pax World   (1998-present), the Chairman of the
                                     Growth Fund, Inc.      Board of Pax World Management Corp.
                                     (1997-present); and    (1996-present), and an Executive
                                                            Vice-President of H. G. Wellington &
                                     Chairman of the        Co., Inc. (1986-present).  Mr.
                                     Board of Directors;    Shadek, together with members of his
                                     Director - Pax World   family, owns substantially all of
                                     High Yield Fund,       the outstanding shares of capital
                                     Inc. (1999-present).   stock of Pax World Management Corp.
                                                            and a 25.07% interest in H. G.
                                                            Wellington & Co., Inc.  Mr. Shadek
                                                            has been associated with H. G.
                                                            Wellington & Co., Inc. since March
                                                            1986 and was previously associated
                                                            with Stillman, Maynard & Co., where
                                                            he was a general partner.  Mr.
                                                            Shadek's investment experience
                                                            includes twelve years as a limited
                                                            partner and Account Executive with
                                                            the firm Moore & Schley.  Mr. Shadek
                                                            is a graduate of Franklin & Marshall
                                                            College (BA) and New York
                                                            University, School of Graduate
                                                            Business Administration (MBA).  Mr.
                                                            Shadek is a member of the Board of
                                                            Trustees of Franklin & Marshall
                                                            College.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Disinterested Nominees
--------------------------------------------------------------------------------------------------------------------
                                                                                                      Number of
                                       Position(s) Held                                             Portfolios in
                                      with the Pax World                                            the Pax World
                                        Funds; Term of       Principal Occupation(s) During Past     Fund Family
                                      Office(1) and Length   5 Years and Other Directorships Held   Overseen by the
       Name, Address and Age            of Time Served                 by the Nominee                  Nominee
------------------------------------ ---------------------- -------------------------------------- -----------------


Carl H. Doerge, Jr.  (3)             Director - Pax World   Mr. Doerge has been a private                 (3)
867 Remsen Lane                      Balanced Fund, Inc.    investor since 1995.  Prior to that,
Oyster Bay, NY 11771; (65)           (1998-present);        Mr. Doerge was Executive Vice
                                                            President and Managing Director of
                                     Director - Pax World   Smith Barney for approximately
                                     Growth Fund, Inc.      twenty-four years.  Mr. Doerge is a
                                     (1997-present); and    Member of the Board of Trustees, the
                                                            Deputy Mayor and the Police
                                     Director - Pax World   Commissioner of the Village of Upper
                                     High Yield Fund,       Brookville, New York.   Mr. Doerge
                                     Inc. (1999-present).   is also a Member of the Board of
                                                            Directors (1998-present) and the
                                                            Chairman of the Investment Committee
                                                            (1999-present) of St. Johnland Nursing
                                                            Home located in Kings Park, New York.


------------------------------------ ---------------------- -------------------------------------- -----------------
James M. Large, Jr.  (3)             Director - Pax World   Mr. Large is the Chairman Emeritus            (3)
c/o Dime Bancorp, Inc.               Balanced Fund, Inc.    of Dime Bancorp, Inc.
589 Fifth Avenue                     (2001-present);        (1998-present).  Prior to that, Mr.
New York, NY  10017;                                        Large was the Chairman (1995-1997)
(72)                                 Director - Pax World   and Chief Executive Officer
                                     Growth Fund, Inc.      (1995-1996) of Dime Bancorp, Inc.
                                     (2001-present); and    and the Chairman and Chief Executive
                                                            Officer of Anchor Savings Bank /
                                     Director - Pax World   Anchor Bancorp (1989-1995).
                                     High Yield Fund,
                                     Inc. (1999-present).
------------------------------------ ---------------------- -------------------------------------- -----------------

------------------------------------ ---------------------- -------------------------------------- -----------------
Louis F. Laucirica                   Director - Pax World   Mr. Laucirica is an Associate Dean            (3)
30 Oldchester Road                   Balanced Fund, Inc.    the Director of Undergraduate
Essex Fells, NJ 07021;               (2003-present);        Studies of Stevens Institute of
(62)                                                        Technology, Howe School
                                     Director - Pax World   (1999-present). Prior to that, Mr.
                                     Growth Fund, Inc.      Laucirica was Executive-in-Residence
                                     (2003-present); and    and Executive Director Professional
                                                            and International Programs of Pace
                                     Director - Pax World   University, Lubin School
                                     High Yield Fund,       (1998-1999), and the President and
                                     Inc. (2003-present)    Chief Executive Officer of Norton
                                                            Performance Plastics Corporation
                                                            (1989-1998).  Mr. Laucirica had been
                                                            associated with Norton Performance
                                                            Plastics Corporation since 1972.
------------------------------------ ---------------------- -------------------------------------- -----------------
Esther J. Walls, M.L.S.              Director - Pax World   Ms. Walls was Associate Director of           (3)
Apartment 29-J                       Balanced Fund, Inc.    Libraries, State University of New
160 West End Avenue                  (1981-present);        York, Stony Brook, Long Island, NY
New York, NY  10023;                                        (1974- 1990).  Ms. Walls was also a
(77)                                 Director - Pax World   member of the Boards of Directors of
                                     Growth Fund, Inc.      UNICEF and the International
                                     (2002-present); and    Relations Committee of the American
                                                            Library Association.
                                     Director - Pax World
                                     High Yield Fund,
                                     Inc. (1999-present).

------------------------------------ ---------------------- -------------------------------------- -----------------

(1) Directors of the Fund are elected each year at the Fund's Annual Meeting of Shareholders and hold office until the next Annual Meeting of Shareholders of the Fund or until a successor shall have been chosen and shall have qualified.

(2) Designates a member of the Investment Committee of the Fund. The Investment Committee has the responsibility of overseeing the Fund's investments.

(3) Designates a member of the Audit Committee of the Fund. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance.

         Along with those Directors and Officers mentioned above, the following are Officers of the Fund.


----------------------------------- ------------------------------------ ------------------------------------------
                                       Position(s) Held with the Pax       Principal Occupation(s) During Past 5
                                     World Funds; Term of Office1 and      Years and Other Directorships Held by
      Name, Address and Age                Length of Time Served                        the Officer
----------------------------------- ------------------------------------ ------------------------------------------
Anita D. Green                      Co-Treasurer - Pax World Balanced    Ms. Green serves as the Vice President
c/o Pax World Management Corp.      Fund, Inc. (1998-present);           of Social Research (2003-present) and
222 State Street                                                         was the Director of Social Research
Portsmouth, NH 03801-3853;          Assistant Treasurer  - Pax World     (1996-2003) and was the Manager -
(39)                                Growth Fund, Inc. (1997-present);    Shareholder Services (1990-2000) for the
                                    and                                  Pax World Funds and Pax World Management
                                                                         Corp.  Ms. Green is also a Co-Treasurer
                                    Assistant Treasurer - Pax World      of Pax World Management Corp.
                                    High Yield Fund, Inc.                (1998-present).  Ms. Green is a member
                                    (1999-present).                      of the Board of Directors of the Social
                                                                         Investment Forum (SIF), the steering
                                                                         committee of the SIF International
                                                                         Working Group, and the advisory
                                                                         committee of the Shareholder Action
                                                                         Network

----------------------------------- ------------------------------------ ------------------------------------------
Michelle L. Guilmette               Assistant Treasurer (1997-present)   Ms. Guilmette is the Operations
c/o Pax World Management Corp.      and Assistant Secretary              Specialist for Broker/Dealer Services
222 State Street                    (1999-present) - Pax World           for the Pax World Funds and Pax World
Portsmouth, NH 03801-3853;          Balanced Fund, Inc.;                 Management Corp. (1999-present) and was
(30)                                                                     a Shareholder Services Representative
                                    Assistant Secretary -  Pax World     for the Pax World Funds and Pax World
                                    Growth Fund, Inc. (1999-present);    Management Corp. (1992-1999).
                                    and

                                    Assistant Secretary - Pax World
                                    High Yield Fund, Inc.
                                    (2000-present).

----------------------------------- ------------------------------------ ------------------------------------------
James M. Shadek                     Treasurer - Pax World Growth Fund,   Mr. Shadek is a Senior Vice President for
14 Wall Street                      Inc. (1997-present)                  Social Research of Pax World Management
New York, NY 10005                                                       Corp. (1996-present) and an Account
(51)                                Treasurer - Pax World High Yield     Executive with H.G. Wellington & Co., Inc.
                                    Fund, Inc. (1999-present)            (1986-present). Mr. Shadek, together
                                                                         with members of his family, owns
                                                                         substantially all of the outstanding
                                                                         shares of capital stock of Pax World
                                                                         Management Corp. and a 25.07% interest
                                                                         in H.G. Wellington & Co., Inc.

----------------------------------- ------------------------------------ ------------------------------------------
Janet Lawton Spates                 Co-Treasurer - Pax World Balanced    Ms. Spates is the Chief Operating
c/o Pax World Management Corp.      Fund, Inc. (1998-present);           Officer for the Pax World Funds and Pax
222 State Street                                                         World Management Corp. (1992-present).
Portsmouth, NH 03801-3853;          Assistant Treasurer - Pax World      Ms. Spates is also a Co-Treasurer of Pax
(34)                                Growth Fund, Inc. (1997-present);    World Management Corp. (1998-present).
                                    and

                                    Assistant Treasurer - Pax World
                                    High Yield Fund, Inc.
                                    (1999-present).

----------------------------------- ------------------------------------ ------------------------------------------
Lee D. Unterman                     Secretary - Pax World Balanced       Mr. Unterman is a Partner with the law
c/o Kurzman Karelsen & Frank, LLP   Fund, Inc. (1997-present);           firm of Kurzman Karelsen & Frank, LLP,
230 Park Avenue                                                          New York, NY (2000-present) and was a
New York, NY 10169;                 Secretary - Pax World Growth Fund,   Partner with the law firms of Bresler
(53)                                Inc. (1997-present); and             Goodman & Unterman, LLP (1997-2000) and
                                                                         Broudy & Jacobson, New York, NY
                                    Secretary - Pax World High Yield     (1988-1997).
                                    Fund, Inc. (1999-present).

----------------------------------- ------------------------------------ ------------------------------------------


(1) Officers of the Fund are elected each year at the Fund's Annual Meeting of the Board of Directors and hold office until the next Annual Meeting of the Board of Directors of the Fund or until a successor shall have been chosen and shall have qualified.

OWNERSHIP OF SHARES IN THE PAX WORLD FUND FAMILY

         The following table shows the amount of equity securities owned by each member of the Board of Directors of the Fund (i) in the Fund and (ii) in all registered investment companies in the Pax World Fund Family overseen by such member as of December 31, 2003:

--------------------------------------- -------------------------- -------------------------------
                                                                     Aggregate Dollar Range of
                                                                      Equity Securities in All
                                                                      Funds Overseen or to be
                                         Dollar Range of Equity      Overseen by the Nominee in
                                         Securities in the Fund      the Pax World Fund Family
--------------------------------------- -------------------------- -------------------------------
         Interested Directors
--------------------------------------- -------------------------- -------------------------------
Mr. Thomas W. Grant                               None                    $50,001-$100,000
--------------------------------------- -------------------------- -------------------------------
Mr. Laurence A. Shadek                       Over $100,000#                Over $100,000#
--------------------------------------- -------------------------- -------------------------------

--------------------------------------- -------------------------- -------------------------------
       Disinterested Directors
--------------------------------------- -------------------------- -------------------------------
Mr. Carl H. Doerge, Jr.                      $10,001-$50,000               over $100,000
--------------------------------------- -------------------------- -------------------------------
Mr. James M. Large, Jr.                           None                          None
--------------------------------------- -------------------------- -------------------------------
Mr. Louis F. Laucirica                         $0-$10,000                 $10,001-$50,000
--------------------------------------- -------------------------- -------------------------------
Ms. Esther J. Walls                               None                    $10,001-$50,000
--------------------------------------- -------------------------- -------------------------------

# Includes shares of the Fund and/or Pax World Growth Fund, Inc. owned of record by the Adviser.

COMPENSATION OF DIRECTORS

         The Fund currently pays each of its interested directors a fee of $300, and each of its disinterested directors a fee of $1,000, for attendance at each meeting of the Board of Directors of the Fund. Members of the Board of Directors of the Fund are also reimbursed for their travel expenses for attending meetings of the Board of Directors. In addition, the Fund pays $500 to each member of its Audit Committee for attendance at each meeting of its Audit Committee, plus reimbursement for travel expenses incurred in connection with attending such meetings. Other than the foregoing amounts, none of the members of the Board of Directors of the Fund receives compensation from the Fund for services performed as a member of the Board of Directors of the Fund.

         The following table sets forth certain information relating to all directors of the Fund and for each of the three highest paid executive officers of the Fund who received aggregate compensation from the Fund for the most recently completed fiscal year exceeding $60,000:

-------------------------------------- ------------------- ------------------ ----------------- --------------------
                                                              Pension or                        Total Compensation
                                                              Retirement                         from the Fund and
                                           Aggregate       Benefits Accrued      Estimated      the Pax World Fund
                                       Compensation from    as Part of Fund   Annual Benefits     Family Paid to
     Name of Person and Position            the Fund           Expenses       Upon Retirement       Directors*
-------------------------------------- ------------------- ------------------ ----------------- --------------------
          Interested Person
-------------------------------------- ------------------- ------------------ ----------------- --------------------
Mr. Thomas W. Grant                          $1,200                0                 0              $6,400 (3)
-------------------------------------- ------------------- ------------------ ----------------- --------------------
Mr. Laurence A. Shadek                       $1,200                0                 0              $6,400 (3)
-------------------------------------- ------------------- ------------------ ----------------- --------------------
-------------------------------------- ------------------- ------------------ ----------------- --------------------
        Disinterested Person
-------------------------------------- ------------------- ------------------ ----------------- --------------------
Mr. Carl H. Doerge, Jr.                      $6,500                0                 0              $26,000 (3)
-------------------------------------- ------------------- ------------------ ----------------- --------------------
Mr. James M. Large, Jr.                      $5,000                0                 0              $20,000 (3)
-------------------------------------- ------------------- ------------------ ----------------- --------------------
Mr. Louis F. Laucirica                       $3,000                0                 0              $12,000 (3)
-------------------------------------- ------------------- ------------------ ----------------- --------------------
Ms. Esther J. Walls                          $4,000                0                 0              $16,000 (3)
-------------------------------------- ------------------- ------------------ ----------------- --------------------

*The total compensation paid to such persons by the Fund and the Pax World Fund Family for the fiscal year ended December 31, 2003. The parenthetical number represents the number of investment companies (including the Pax World Money Market Fund) from which such person receives compensation that are considered part of the Pax World Fund Family, because, among other things, they have a common investment adviser or sub-adviser.


         Director's fees paid by Pax World Balanced Fund, Inc., Pax World Growth Fund, Inc., the Fund and Pax World Money Market Fund, Inc. in 2003 and travel expenses reimbursed by Pax World Balanced Fund, Inc., Pax World Growth Fund, Inc., the Fund and Pax World Money Market Fund, Inc. in 2003 to members of the Board of Directors of the Fund are as follows:

                                 Pax World Balanced    Pax World Growth      Pax World High       Pax World Money
                                     Fund, Inc.           Fund, Inc.        Yield Fund, Inc.     Market Fund, Inc.
--------------------------------------------------------------------------------------------------------------------
     Interested Directors
Mr. Thomas W. Grant                  $4,269.39             $1,469.39            $1,469.38         Not Applicable
Mr. Laurence A. Shadek               $4,000.00             $1,200.00            $1,200.00         Not Applicable

   Disinterested Directors
Mr. Carl H. Doerge, Jr.              $13,000.00            $6,500.00            $6,500.00         Not Applicable
Mr. James M. Large, Jr.              $10,126.66            $5,126.65            $5,126.65         Not Applicable
Mr. Louis F. Laucirica               $6,089.76             $3,089.76            $3,089.75         Not Applicable
Ms. Esther J. Walls                  $8,148.50             $4,146.87            $4,146.89         Not Applicable

         Substantially all of the issued and outstanding shares of capital stock of the Adviser are currently owned by Mr. Laurence A. Shadek and his three siblings, Messrs. Thomas F. Shadek and James M. Shadek and Ms. Katherine Shadek Boyle. In addition, the Shadek family has a twenty-five and seven one hundredths percent (25.07%) ownership interest in H. G. Wellington. Brokerage commissions paid by the Fund to H. G. Wellington during 2002 and 2003 totaled $2,506 and $1,239, respectively (1% and 0.33%, respectively, of total 2002 and 2003 commissions). Thomas W. Grant, the President of the Adviser and H. G. Wellington, has less than a 5% ownership interest in the Adviser and H. G. Wellington.


         The Board of Directors of the Fund held a total of four (4) meetings during the year ended December 31, 2003. The Board has an Audit Committee consisting of Messrs. Carl H. Doerge, Jr. and James M. Large, Jr. and an Investment Committee consisting of Messrs. Laurence A. Shadek and Thomas W. Grant and Ms. Diane M. Keefe (Portfolio Manager of the Fund). The Audit Committee has responsibility for overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Fund's Board of Directors has determined that the Fund has two "financial experts" (as defined under Regulation S-K of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended) serving on its Audit Committee, namely Messrs. Carl H. Doerge, Jr. and James M. Large, Jr. The Investment Committee has responsibility for overseeing the investments of the Fund. The Fund has no nominating committee or other standing committee. The Audit Committee held five (5) meetings during the year and the Investment Committee held two (2) meetings during the year. Each director attended all of the meetings of the Board of Directors and the committee(s) upon which they served except Mr. James M. Large, Jr., who was unable to attend the December 11, 2003 meetings of the Board of Directors and Audit Committee.



PROPOSAL 2 -- TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE FUND

The Board of Directors of the Fund, on the recommendation of the Audit Committee of the Board of Directors, has unanimously approved the selection of Ernst & Young LLP ("EY") as the independent public accountants of the Fund for the fiscal year ending December 31, 2004 and hereby seeks shareholder ratification of such selection. EY has advised the Fund that neither EY nor any of its members or employees has, or has had in the past three years, any financial interest in the Fund or any relation to the Fund other than the ownership by less than ten EY employees of shares of one or more funds comprising the Pax World Fund Family, which shares were divested by such employees, either prior to or immediately upon EY's initial selection as the independent public accountants of the Fund, in accordance with the rules and regulations promulgated by the Securities and Exchange Commission. Representatives of EY are expected to be present at the Meeting, will be given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.(1)



----------------------
(1) At a meeting of the Board of Directors of the Fund held on March 13, 2003, the Board of Directors unanimously voted to terminate the retention of the Fund's prior independent public accountants, Pannell Kerr Forster, P.C. ("PKF"), as a result of the Board's concern about the accuracy of certain tax advice provided by PKF to Pax World Balanced Fund, Inc. (the "Balanced Fund") and the Fund in prior years. In particular, PKF caused the Balanced Fund to pay state income taxes to the State of New Hampshire for fiscal years 1991 through 2001, inclusive, and the Fund to pay such taxes to the State of New Hampshire for fiscal years 2000 and 2001, even though a statutory exemption was available. An application for a refund of those taxes has been made to the State of New Hampshire and the Balanced Fund and the Fund are also seeking reimbursement from PKF of the amount paid for those taxes. Shareholders should note that there have been no disagreements between the Fund and PKF on any matter of accounting principles or practices and PKF has never rendered an adverse or qualified opinion about the Fund's financials. Under the circumstances, however, and notwithstanding the fact that the Audit Committee of the Board of Directors and the Board of Directors of the Fund have been pleased, in general, with the services rendered by PKF to the Pax World Fund Family for the past twenty years, the Board of Directors of the Fund, acting upon the recommendation of the Audit Committee of the Board of Directors, felt it necessary and appropriate to seek new independent public accountants for the Fund.

         AUDIT FEES. The aggregate fees billed the Fund for each of the last two fiscal years for professional services rendered by EY and the Fund's former principal accountant, Pannell Kerr Forster, P.C. ("PKF"), for the audit of the Fund's annual financial statements and review of the financial statements included in the Fund's interim reports or services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements (including tax fees reported under "Tax Fees", below) were as follows for fiscal years 2002 and 2003, respectively:

                                  2002           2003
                                  ----           ----
                        EY        $0             $33,000
                        PKF       $39,583        $37,430

         AUDIT-RELATED FEES. The aggregate fees billed in each of the last two fiscal years for assurance and related services by EY and PKF that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under "Audit Fees", above, of this Item were $0 and $0 for fiscal years 2002 and 2003, respectively - none of which were required to be approved by the Audit Committee of the Fund's Board of Directors pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. There were no services rendered by the Fund's principal accountants during fiscal years 2002 and 2003 under this category.

         TAX FEES. The aggregate fees billed in each of the last two fiscal years for professional services rendered by EY and PKF for tax compliance, tax advice, and tax planning for fiscal years 2002 and 2003, respectively - none of which were required to be approved by the Audit Committee of the Fund's Board of Directors pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows.

                                  2002           2003
                                  ----           ----
                        EY        $0             $9,500
                        PKF       $9,500         $0

The nature of the services comprising the fees disclosed under this category are: review and execution of federal, state and excise tax returns and advice concerning tax compliance and planning.

     ALL OTHER FEES. The aggregate fees billed in each of the last two fiscal years for products and services provided by EY and PKF, other than the services reported in "Audit Fees", "Audit-Related Fees", and "Tax Fees", above, of this Item, are $0 and $0 for fiscal years 2002 and 2003, respectively - none of which were required to be approved by the Audit Committee of the Fund's Board of Directors pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. There were no services rendered by the principal accountants during fiscal years 2002 and 2003 under this category.


         The pre-approval policies and procedures of the Audit Committee of the Fund's Board of Directors described in paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X are as follows: all audit and non-audit services outside the scope of the engagement letter entered into between the Fund and EY dated September 30, 2003 are subject to pre-approval by the Audit Committee of the Board of Directors of the Fund.

         The percentage of services described in "Audit-Related Fees", "Tax Fees" and "All Other Fees", above, that were approved by the Audit Committee of the Fund's Board of Directors pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X and the percentage of services described in "Audit-Related Fees", "Tax Fees" and "All Other Fees", above, that were required to be approved by the Audit Committee of the Fund's Board of Directors pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X were as follows:

                                                               Required to be
                       Item                  Approved             Approved
      2002      Audit-Related Fees        Not Applicable             0%
                     Tax Fees                   0%                   0%
                  All Other Fees          Not Applicable             0%
      2003      Audit-Related Fees        Not Applicable             0%
                     Tax Fees                   0%                   0%
                  All Other Fees          Not Applicable             0%

         The percentage of hours expended on the principal accountant's engagement to audit the Fund's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

         The aggregate non-audit fees billed by the Fund's accountant for services rendered to the Fund, and rendered to the Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund are $0 and $0 for fiscal years 2002 and 2003, respectively.

         The Audit Committee of the Fund's Board of Directors has not considered whether the provision of non-audit services that were rendered to the Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence because there were no non-audit services rendered by the Fund's principal accountant to the Adviser or such other entities.

                                 OTHER BUSINESS

         The Directors of the Fund are not aware of any other business to be acted upon at the Meeting other than described herein. It is not anticipated that other matters will be brought before the Meeting. If, however, other matters are duly brought before the Meeting, or any adjournments thereof, the persons appointed as proxies will have discretion to vote or act thereon according to their best judgment.

                         EXPENSES OF PROXY SOLICITATION


         The cost of the Meeting, including the solicitation of proxies, will be borne by the Fund. The proposed solicitation of proxies will be made by mail but supplemental solicitations may be by mail, telephone, or telegraph personally by shareholder service representatives and/or officers of the Fund who will not be additionally compensated for providing such services. It is anticipated that the cost for supplemental solicitations provided by the Fund's shareholder service representatives and/or officers, if any, would be nominal. The Fund will forward to any record owners proxy materials for any beneficial owner that such record owners may request.


                              SHAREHOLDER PROPOSALS


         If a shareholder of the Fund wants to include a proposal in the Fund's proxy statement and form of proxy for presentation at the 2005 Annual Meeting of Shareholders, the proposal must be received by December 24, 2004 and must otherwise comply with the rules of the Securities and Exchange Commission relating to the submission of shareholder proposals. Proposals must be mailed to the Fund's principal executive offices at 222 State Street, Portsmouth, NH 03801-3853 Attention: Secretary. A shareholder proposal not included in the Fund's proxy statement for the 2005 Annual Meeting of Shareholders will be ineligible for presentation at that meeting.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                                  Name and Address of             Amount and Nature of
      Title of Class                Beneficial Owner              Beneficial Ownership               Percent of Class
Common Stock                 Caroline & Sigmund Schott       320,498.219 shares of the                    5.339%
                             Foundation                      Common Stock of the Fund


                             678 Massachusetts Avenue
                             Suite 301
                             Cambridge, MA 02139


Interested Directors and Officers
Common Stock                 Mr. Thomas W. Grant             0 shares of the                              0.000%
                                                             Common Stock of the Fund
Common Stock                 Mr. Laurence A. Shadek          134,228.256 shares of the                    2.236%
                                                             Common Stock of the Fund*

Disinterested Directors and Officers
Common Stock                 Mr. Carl H. Doerge, Jr.         3,607.535 shares of the                      0.060%
                                                             Common Stock of the Fund
Common Stock                 Mr. James M. Large, Jr.         0 shares of the                              0.000%
                                                             Common Stock of the Fund
Common Stock                 Mr. Louis F. Laucirica          614.984 shares of the                        0.010%
                                                             Common Stock of the Fund
Common Stock                 Ms. Esther J. Walls             0 shares of the                              0.000%
                                                             Common Stock of the Fund

*  Includes shares of the Fund owned of record by the Adviser.



                         HOUSEHOLDING OF ANNUAL REPORTS

         The Securities and Exchange Commission permits the delivery of a single set of annual reports to any household at which two or more shareholders reside, if the shareholders consent. This procedure, referred to as householding, reduces the volume of duplicate information you receive, as well as the Fund's expenses.

         If you prefer to receive separate copies of the Fund's annual report, either now or in the future, the Fund will promptly deliver, upon your written or oral request, a separate copy of the annual report, as requested, to any shareholder at such shareholder's address to which a single copy was delivered. Notice should be given by writing to the Fund at 222 State Street, Portsmouth, NH 03801-3853 or telephoning the Fund at 1-800-767-1729. If you are currently a shareholder of the Fund sharing an address with another shareholder of the Fund and wish to have only one annual report delivered to your household in the future, please contact us at the same address or telephone number.

                             ADDITIONAL INFORMATION


         The officers of the Fund are responsible for the day-to-day operations of the Fund and the Board of Directors of the Fund is responsible for the general policy of the Fund; Pax World Management Corp., 222 State Street, Portsmouth, NH 03801-3853 is the adviser to the Fund; the Fund's shares are distributed through a distribution expense plan maintained by the Fund pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended; and H.G. Wellington & Co., Inc., 14 Wall Street, New York, NY 10005, serves as distributor of the Fund's shares and, for nominal consideration and as agent for the Fund, solicits orders for the purchase of Fund shares, provided, however, that orders are not binding on the Fund until accepted by the Fund as principal.

PROXY                                                                      PROXY


                         PAX WORLD HIGH YIELD FUND, INC.
                                 C/O PFPC, INC.
                                 760 MOORE ROAD
                         KING OF PRUSSIA, PA 19406-1212


                                      PROXY
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 10, 2004

         THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PAX WORLD HIGH YIELD FUND, INC.


         The undersigned hereby appoints Laurence A. Shadek and/or Lee D. Unterman as Proxies, each with full powers to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Pax World High Yield Fund, Inc. held on record by the undersigned on April 16, 2004, at the annual meeting of shareholders to be held on Thursday, June 10, 2004, or at any adjournment or adjournments thereof.

              VOTE VIA THE INTERNET: https://vote.proxy-direct.com
                        VOTE BY TELEPHONE: 1-866-241-6192
                                999 9999 9999 999


                             NOTE: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE DO NOT INDICATE ADDRESS CORRECTIONS OR CHANGES, REGISTRATION CHANGES OR ANY OTHER INFORMATION ON THIS CARD.

                             ---------------------------------------------
                             Signature

                             ---------------------------------------------
                             Signature of joint owner, if any


                             ________________________________________, 2004


                             Date

                             I plan to attend the Meeting     Yes /_/   No /_/


  PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR ON THE INTERNET AS DESCRIBED IN
                             THE ENCLOSED PAMPHLET.

                         PAX WORLD HIGH YIELD FUND, INC.
                   ANNUAL SHAREHOLDERS MEETING - JUNE 10, 2004

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ADOPTION OF PROPOSALS 1, 2 AND 3 AS SAID PROXIES, AND EACH OF THEM, MAY DETERMINE.

    TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [ ]

    1.    To elect the following six nominees as Directors of the Fund:

          01  Carl H. Doerge, Jr.    02 Thomas W. Grant        03 James M. Large, Jr.
          04  Louis F. Laucirica     05  Laurence A. Shadek    06  Esther J. Walls

                    [ ]     FOR ALL

                    [ ]     WITHHOLD ALL

                    [ ]     FOR ALL EXCEPT

                    To withhold your vote for any individual nominee(s), mark the "FOR ALL EXCEPT" box and write the number(s) of such nominee(s) on the line provided below:

                    ----------------------------------------------


    2. To ratify the selection of Ernst & Young LLP as the independent public accountants of the Fund.

                        [  ] FOR       [  ] AGAINST       [  ] ABSTAIN

    3. In their discretion, on all other business that may properly come before the Meeting and any adjournment or adjournments thereof.

                        [  ] FOR       [  ] AGAINST       [  ] ABSTAIN



  PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED

 POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR ON THE INTERNET AS DESCRIBED IN
                             THE ENCLOSED PAMPHLET.

                         EVERY PROXY VOTE IS IMPORTANT!

                    VOTE YOUR PROXY ON THE PHONE OR INTERNET.

IT SAVES MONEY! Telephone and Internet voting saves postage costs, which can help minimize fund expenses.

IT SAVES TIME! Telephone and Internet voting is instantaneous - 24 hours a day.

IT'S EASY!  Just follow these simple steps:

         1.   Read your proxy statement and have it at hand.

         2. Call toll-free 1-866-241-6192 or go to website https://vote.proxy-direct.com.


         3.   Follow the recorded or on-screen directions.

         4.   Do NOT mail your proxy card when you vote by phone or Internet.

                                I M P O R T A N T

                       PLEASE SEND IN YOUR PROXY... TODAY!

Please sign and date the enclosed proxy and return it promptly. This will help save the expense of follow-up letters and telephone calls to shareholders who have not responded.


                            COME AND MEET PAX WORLD!

We'd love to meet you! We invite you to join us for the Pax World Annual Shareholders Meeting on June 10, 2004 in Portsmouth, NH. Come and hear reports from the Chairman of the Board, President, Portfolio Managers and Vice President of Social Research.

                         (See other side for details.)

                      PAX WORLD ANNUAL SHAREHOLDERS MEETING

WHERE: Sheraton Harborside Hotel ~ 250 Market Street ~ Portsmouth, NH

WHEN: Thursday, June 10, 2004 - 9:45am - 1:00pm

WHEN YOU VOTE, PLEASE LET US KNOW IF YOU PLAN TO JOIN US FOR THE MEETING!

         o    Check the RSVP box on your Proxy Vote Card, or

         o Click on the RSVP box on the Proxy Vote website (details on the Proxy Vote Card), or

         o    RSVP when you vote by phone at 1-866-241-6192

                 IF YOU PLAN TO VOTE YOUR SHARES AT THE MEETING,
YOU MAY RSVP BY CALLING US AT 1-800-767-1729 OR BY E-MAIL AT info@paxworld.com.

       PLEASE RSVP BEFORE JUNE 1ST.    Continental Breakfast will be served.






                                      -2-